UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2025

BPGC ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40201	95-1578557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 Avenue of the Americas, 5th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 439-6664

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

As previously disclosed, on July 22, 2025, BPGC Acquisition Corp., a Cayman Islands exempted company (“BPGC”), entered into an Agreement and Plan of Merger (as amended on October 6, 2025, the “Merger Agreement”), with iRocket Technologies, Inc., a Delaware corporation (“Holdco”), iRocket Merger Sub, LLC, a Delaware limited liability company (“Holdco Merger Sub”), BPGC Merger Sub, Inc., a Delaware corporation (“Acquiror Merger Sub”), and Innovative Rocket Technologies Inc., a Delaware corporation (the “Company” or “iRocket”).

On October 30, 2025, BPGC, Holdco, Holdco Merger Sub, Acquiror Merger Sub, and iRocket entered into that certain Second Amendment to Agreement and Plan of Merger (the “Merger Agreement Amendment”), pursuant to which Section 7.07 of the Merger Agreement was amended to extend the deadline for BPGC to file its Multi-Year 10-K from October 31, 2025 to November 30, 2025.

No other changes were made to the Merger Agreement. The foregoing description of the Merger Agreement Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the Business Combination, Holdco and the Company intend to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), which will include a proxy statement to BPGC shareholders and a prospectus for the registration of Holdco securities to be issued in connection with the Business Combination (as amended from time to time, the “Registration Statement”). After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of BPGC as of a record date to be established for voting on the Business Combination and will contain important information about the Business Combination and related matters. Shareholders of BPGC and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents, because they will contain important information about BPGC, Holdco, the Company and the Business Combination. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the Business Combination, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: BPGC Acquisition Corp., 1177 Avenue of the Americas, 5th Floor, New York, New York 10036, Attn: Nadim Qureshi, Chairman, Chief Executive Officer and President. The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K in each case is not incorporated by reference into, and is not a part of, this Current Report on Form 8-K.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF BPGC ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

Participants in the Solicitation

BPGC, the Company, Holdco and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of BPGC’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of BPGC’s directors and officers in BPGC’s SEC filings. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to BPGC’s shareholders in connection with the Business Combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of the Company’s, Holdco’s and BPGC’s participants in the solicitation, which may, in some cases, be different than those of their respective equityholders generally, will be set forth in the proxy statement/prospectus relating to the Business Combination when it becomes available.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. BPGC’s, Holdco’s and/or the Company’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this Current Report on Form 8-K. When we use words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement with respect to the Business Combination, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination and definitive agreements with respect thereto; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the shareholders of the Company and BPGC or other conditions to closing; (4) the inability to obtain or maintain the listing of Holdco’s shares on Nasdaq or another national securities exchange following the Business Combination; (5) the ability of BPGC to become current in its SEC filings; (6) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the inability of the Company or Holdco to implement business plans, forecasts, and other expectations after the completion of the Business Combination; (11) the risk that additional financing in connection with the Business Combination, or additional capital needed following the Business Combination to support the Company’s or Holdco’s business or operations, may not be raised on favorable terms or at all; (12) the risk that the Company’s signed letters of intent and memorandum of understandings may not result in definitive agreements or generate revenue; and (13) other risks and uncertainties included in documents filed or to be filed with the SEC by Holdco, the Company and/or BPGC.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above when available and other documents filed by Holdco, the Company and BPGC from time to time with the SEC. These filings will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. There may be additional risks that neither BPGC, Holdco nor the Company presently know, or that BPGC, Holdco, and/or the Company currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this Current Report on Form 8-K. Past performance by the Company’s or BPGC’s management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of the Company’s or BPGC’s management teams or businesses associated with them as indicative of future performance of an investment or the returns that Holdco, the Company or BPGC will, or are likely to, generate going forward. None of BPGC, Holdco or the Company undertakes any obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this Current Report on Form 8-K, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Amendment to Agreement and Plan of Merger, dated as of October 30, 2025, by and among BPGC, Holdco, Holdco Merger Sub, Acquiror Merger Sub, and iRocket.
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPGC ACQUISITION CORP.

	By:	/s/ Nadim Z. Qureshi
	Name:	Nadim Z. Qureshi
	Title:	Chairman, Chief Executive Officer and President

Dated: November 5, 2025

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